APRIL 2010 ALLONGE TO AMENDED AND RESTATED CONSTRUCTION AND SITE DEVELOPMENT LINE OF CREDIT MORTGAGE NOTE

Payor:

Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE

Holdings, Inc., Northeast Land Company, Lake Mountain Company, Jack Frost Mountain   Company, Boulder Creek Resort Company, Moseywood Construction Company, individually   and doing business as Stoney Run Realty Company and Stoney Run Builders Company, and   Jack Frost National Golf Course, Inc. (jointly, severally and collectively the "Borrowers")

Payee:

Manufacturers and Traders Trust Company (the "Bank")

Date of Note:

April 20, 2006

Original
Principal Amount:

Ten Million Dollars ($10,000,000.00)

Current
Principal Amount:

Twenty Five Million Dollars ($25,000,000.00)

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.

This Allonge to the Amended and Restated Construction and Site Development Line of Credit Mortgage Note (the "Allonge") shall be and remain attached to and shall constitute an integral part of that certain Construction and Site Development Line of Credit Mortgage Note dated April 20, 2006, executed by Borrower in favor of the Bank, as amended by the Amended and Restated Construction and Site Development Line of Credit Mortgage Note dated June 14,2007, which, among other things, amended the interest rate and increased the principal amount of the Loan to Twenty Five Million Dollars ($25,000,000.00), as further amended by an Allonge to the Amended and Restated Construction and Site Development Line of Credit Mortgage Note dated October 19,2009, and as otherwise amended from time to time (collectively the "Note"). Capitalized terms not otherwise defined in this Allonge shall have the meaning ascribed to such terms in the Note.

2.

The Maturity Date (as defined in the Note) shall be extended from April 19, 2010 to June 30, 2010. Absent a demand, interest shall continue to be due and payable on a monthly basis as set forth in the Note, for all principal, accrued interest and costs due and payable in full on the earlier to occur of a demand by the Bank or June 30, 2010.

3.

Except as amended hereby all of the terms and provisions of the Note shall remain in full force and effect and are hereby reaffirmed and confirmed by the parties thereto, including, but not limited to the confession of judgment and waiver of jury provisions contained therein.

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IN WITNESS WHEREOF, the parties hereto set their hands and seals as of the 6th day of April, 2010.

ATTEST:

BIG BOULDER CORPORATION

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK, Executive Vice

TAX ID. NO. 24-0822326

Executive Vice President and Treasurer

ATTEST:

BLUE RIDGE REAL ESTATE COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 24-0854342

Executive Vice President and Treasurer

ATTEST:

BBC HOLDINGS, INC.

/s/ Nina Corey

BY: /s/ Eldon D. Dietterick

NINA COREY, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 51-0294425

President and Treasurer

ATTEST:

BRRE HOLDINGS, INC.

/s/ Nina Corey

BY: /s/ Eldon D. Dietterick

NINA COREY, Secretary

ELDON D. DIETTERICK

TAX I.D. NO. 51-0294426

President and Treasurer

ATTEST:

NORTHEAST LAND COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 23-1682251

Executive Vice President and Treasurer

ATTEST:

LAKE MOUNTAIN COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 23-2243205

Executive Vice President and Treasurer

[SIGNATURES CONTINUED ON NEXT PAGE]

ATTEST:

JACK FROST MOUNTAIN COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX I.D. NO. 23-1670482

Executive Vice President and Treasurer

ATTEST:

BOULDER CREEK RESORT COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 20-2287001

Executive Vice President and Treasurer

ATTEST:

MOSEYWOOD CONSTRUCTION

COMPANY, Individually and d/b/a

STONEY RUN REALTY COMPANY and

d/b/a STONEY RUN BUILDERS COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 65-1190104

Executive Vice President and Treasurer

ATTEST:

JACK FROST NATIONAL GOLF COURSE, INC.

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 20-3092213

Executive Vice President and Treasurer

BANK ACCEPTANCE:

MANUFACTURERS AND TRADERS TRUST COMPANY

BY: /s/ Richard Kazmerick

Richard Kazmerick, Vice President

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